UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2008

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.01	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 16, 2008, Rick E. Shamberger tendered his resignation as Executive Vice President and Chief Credit Officer of AmericanWest Bancorporation effective July 30, 2008. Robert A. Harris will be appointed as Executive Vice President and Chief Credit Officer effective July 31, 2008. Mr. Harris, who has over 20 years of commercial lending experience, joined AmericanWest in 2005 and has served as Executive Vice President of Commercial Banking for the company’s Washington and Idaho markets since March 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION, a Washington Corporation

Dated: July 21, 2008	/s/ Patrick J. Rusnak
Patrick J. Rusnak
EVP and Chief Operating Officer